                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            MESA LABORATORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             MESA LABORATORIES, INC.
                             12100 WEST SIXTH AVENUE
                            LAKEWOOD, COLORADO 80228
                            TELEPHONE: (303) 987-8000


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD THURSDAY, MARCH 14, 2002


TO THE SHAREHOLDERS:

     PLEASE TAKE NOTICE THAT THE ANNUAL MEETING OF SHAREHOLDERS OF MESA LABORATORIES, INC. (THE "COMPANY") WILL BE HELD AT THE COMPANY'S OFFICES AT 12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO 80228, ON THURSDAY, MARCH 14, 2002 AT 9:30 AM.

     1. TO ELECT FOUR DIRECTORS TO HOLD OFFICE FOR THE TERM SPECIFIED IN THE PROXY STATEMENT OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED; AND

     2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

     THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON JANUARY 30, 2002, AS THE RECORD DATE FOR THE DETERMINATION OF SHAREHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

     A PROXY STATEMENT WHICH DESCRIBES THE FOREGOING PROPOSAL AND A FORM OF PROXY ACCOMPANY THIS NOTICE.

                                        BY ORDER OF THE BOARD OF DIRECTORS


     DATED: FEBRUARY 5, 2002            STEVEN W. PETERSON
                                             SECRETARY



                                    IMPORTANT

Whether or not you expect to attend the Meeting, you are urged to execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage. Any shareholder granting a proxy may revoke the same at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the Meeting.

                             MESA LABORATORIES, INC.
                             12100 WEST SIXTH AVENUE
                            LAKEWOOD, COLORADO 80228

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, MARCH 14, 2002

                              SOLICITATION OF PROXY


     The accompanying proxy is solicited on behalf of the Board of Directors of Mesa Laboratories, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, March 14, 2002, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material at the rates suggested by the New York Stock Exchange. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about February 5, 2002.

     Execution and return of the enclosed proxy will not affect a shareholder's right to attend the Meeting and to vote in person. Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Meeting. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by the person named in the proxy "FOR" the election as directors of those nominees named in the Proxy Statement and in accordance with his best judgment on all other matters that may properly come before the Meeting.

     The enclosed proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR". If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD". If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.


                               PURPOSE OF MEETING

     As stated in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the Meeting are as follows:

     1. To elect four directors to hold office for the term specified herein or until their successors are elected and qualified; and

     2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

                                VOTING AT MEETING

     The voting securities of the Company consist solely of common stock, no par value per share (the "Common Stock").

     The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on January 30, 2002, at which time the Company had outstanding and entitled to vote at the meeting 3,334,169 shares of Common Stock. Shareholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

     Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum. The election of directors will require the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy at the Meeting and entitled to vote thereon. Cumulative voting for directors is not authorized and proxies cannot be voted for more than four nominees.


                                 STOCK OWNERSHIP

     The following table sets forth the number of shares of the Company's common stock owned beneficially as of March 31, 2001, by each person known by the Company to have owned beneficially more than five percent of such shares then outstanding, by each officer and director of the Company and by all of the Company's officers and directors as a group. This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. As far as is known to management of the Company, no person owns beneficially more than five percent of the outstanding shares of common stock as of March 31, 2001 except as set forth below.

                                      Amount and       Percentage of
Name of Beneficial                    Nature of        Class Benefi-
     Owner                         Beneficial Owner    Cially Owned
----------------------             ----------------    -------------
Luke R. Schmieder (1)                   405,967 (2)        11.4

Steven W. Peterson (1)                   62,700 (3)         1.8

Paul D. Duke (1)                        151,765 (4)         4.3

H. Stuart Campbell (1)                   67,000 (5)         1.9

Michael T. Brooks (1)                     9,200 (6)         --

FMR Corp. (9)                           288,100 (7)         8.1

All officers and                        696,632 (8)        19.4
directors as a group (5 in number)

(1)  The business address is 12100 West Sixth Avenue, Lakewood, Colorado 80228.

(2) Includes 7,000 shares which Mr. Schmieder has the right to acquire within 60 days by exercise of stock options.

(3) Includes 7,750 shares which Mr. Peterson has the right to acquire within 60 days by exercise of stock options.

(4) Includes 7,000 shares which Mr. Duke has the right to acquire within 60 days by exercise of stock options.

(5) Includes 11,000 shares which Mr. Campbell has the right to acquire within 60 days by exercise of stock options.

(6) Includes 7,000 shares which Mr. Brooks has the right to acquire within 60 days by exercise of stock options.

(7) Based upon information set forth in schedule 13G filed by FMR Corp. with the Securities and Exchange Commission dated February 14, 2001. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 288,100 shares as a result of acting as investment advisor to several investment companies. The ownership by one investment company, Fidelity Low-Priced Stock Fund, amounted to 288,100 shares. Mr. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the aforementioned investment companies each has the power to dispose of the 288,100 shares.

(8) Includes 39,750 shares which the officers and directors of the Company as a group have the right to acquire within 60 days by exercise of stock options.

(9)  The business address is 82 Devonshire Street, Boston, MA 02109.



                               BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. The Board meets regularly throughout the year, including the annual organization meeting following the Annual Meeting of Shareholders, to review significant developments affecting the Company and to act upon matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the board met four times.

     The Board of Directors has established Compensation and Audit Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of these committees, their current members, and the number of meetings held during the last fiscal year are described below.

     The Compensation Committee consists of Messrs. Campbell and Brooks. Its function is to recommend the compensation to be paid to the President and certain other employees, and for the development of policies on employee compensation and benefits. The Compensation Committee met once during the fiscal year ended March 31, 2001.

     The Audit Committee consists of Messrs. Campbell and Brooks. The Audit Committee operates under a written charter adopted by the Company's Board of Directors which is included in this proxy statement as Appendix A. The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public accountants of the Company, discuss and review the scope and the fees of the prospective annual audit and review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company and review management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practice. The Audit Committee met twice during the fiscal year ended March 31, 2001.

     The Company does not have a nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole.

     No director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

     Each non-employee director will be compensated separately for service on the Board and is reimbursed for expenses to attend Board meetings. Members of the Audit and Compensation Committees are not compensated separately for service on those committees. In addition, non-employee directors participate in the Outside Director Stock Option Plan. See "Executive Compensation - Compensation of Directors."


                              ELECTION OF DIRECTORS

     At the Meeting, four directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

     Shares represented by properly executed proxies will be voted, in the absence of contrary indication therein or revocation thereof by the shareholder granting such proxy, in favor of the persons named below as directors, to hold office for the term stated in the preceding paragraph. The person named as proxy in the enclosed proxy has been designated by management and intends to vote for the election to the Board of Directors of the persons named below, each of whom is now a director of the Company. If the contingency should occur that any such nominee is unable to serve as a director, it is intended that the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. Management knows of no reason why any nominee would be unable to serve. The information presented herein with respect to the nominees was obtained in part from the respective persons, and in part from the records of the Company.

NOMINEES FOR ELECTION AS DIRECTORS

NAME AND ADDRESS                  AGE        OFFICE
----------------                  ---        ------
Luke R. Schmieder                  58        President, Chief Executive Officer,
12100 West Sixth Avenue                      Treasurer and Director
Lakewood, Colorado

Paul D. Duke                       59        Vice President and Director
12100 West Sixth Avenue
Lakewood, Colorado

H. Stuart Campbell                 71        Director
12100 West Sixth Avenue
Lakewood, Colorado

Michael T. Brooks                  52        Director
12100 West Sixth Avenue
Lakewood, Colorado

------------

(1) The term of office of each officer of the Company is at the discretion of the Board of Directors.

Luke R. Schmieder, President, Chief Executive Officer, Treasurer and Director

     Mr. Schmieder attended Ohio State University and Ohio University taking courses in mechanical engineering and business management. Mr. Schmieder was employed from 1970 to 1977 by Cobe Laboratories, Inc. (manufacturer of dialysis and cardiovascular equipment and supplies) as a designer and process controller on various projects. From 1977 to 1982, Mr. Schmieder served as president and principal of a consulting company for product and process development primarily in the medical field. Mr. Schmieder has served as president and a director of the Company since its inception in March 1982.

Paul D. Duke, Vice President and Director

     Mr. Duke received his initial medical training while on active duty with the United States Navy and while attending the University of Alabama. Mr. Duke was employed from 1965 to 1969 by the University of Alabama Medical Center as chief hemodialysis technician and was employed by Cobe Laboratories, Inc. From 1969 to 1973 as field service and training technician. From 1973 to 1979, he served in various capacities for Cordis Dow Corporation (manufacturer of pacemakers and hemodialysis equipment and supplies), including sales, product management, European training manager and national service manager. From 1980 to 1982, Mr. Duke served as proprietor and president of a consulting company specializing in medical marketing, sales, service and training. Mr. Duke has served as vice president and a director of the Company since its inception in 1982.

H. Stuart Campbell, Director

     Mr. Campbell received his Bachelor of Science degree from Cornell University in 1951. From 1960 through September 1982, Mr. Campbell served in various capacities for Johnson & Johnson and Ethicon, Inc., a domestic subsidiary of Johnson & Johnson. From 1977 through September 1982, he was a Company Group Chairman with Johnson & Johnson and served as Chief Executive Officer and Chairman of the Board of Directors of eight major corporate subsidiaries. Mr. Campbell currently owns and serves as an officer of Highland Packaging Labs, Inc., Somerville, New Jersey (contract packaging business). He also serves as a director of Atrix Laboratories, Inc. (pharmaceutical and contract research and development company). Mr. Campbell has served as a director of the Company since May 1983 and devotes such time as is necessary to the affairs of the Company.

Michael T. Brooks, Director

     Mr. Brooks received his Bachelor of Arts in History from Ohio Wesleyan University in 1971. While pursuing a career in fluid power, he received a Masters of Business from the University of Denver in 1983. Mr. Brooks was an independent manufacturer's representative from 1982 - 1985 at which time he purchased an interest in Fiero Fluid Power which he presently owns and operates. Fiero Fluid Power is a Rep/Distributor selling pneumatic and instrumentation equipment. He has been a director since October, 1998 and devotes such time as is necessary to the affairs of the Company.

     None of the nominees has any family relationship with each other or any other officer or director of the Company. None of the nominees is being proposed for election pursuant to any arrangement or understanding between such nominee and any other person except only the directors and executive officers of the Company acting solely as such.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to ss. 240.16a-3(e) during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representation from the reporting person (as hereinafter defined) that no Form 5 is required, the Company is not aware of any person who, at any time during the fiscal year, was a director, officer, beneficial owner of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, or any other person subject to Section 16 of the Exchange Act with respect to the Company because of the requirements of Section 30 of the Investment Company Act or Section 17 of the Public Utility Holding

Company Act ("reporting person"), that failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent or prior fiscal years.


THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR" THE ELECTION OF SUCH NOMINEES.


                             EXECUTIVE COMPENSATION

     The following table, and its accompanying explanatory footnotes, includes annual and long-term compensation information on the Company's Chief Executive Officer for services rendered in all capacities during the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999. No other executive officer received total annual salary and bonus for the fiscal year ended March 31, 2001 in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION   FISCAL YEAR     SALARY     BONUS(1)     OPTIONS GRANTED     OTHER COMP
---------------------------   -----------    --------    --------     ---------------     ----------
L. Schmieder, CEO                 2001       $106,867    $ 10,400          4,000            $ 3,150
                                  2000       $106,712    $ 20,064          8,000            $   897
                                  1999       $ 96,061    $ 18,436          4,000                 --


--------------

(1) Reflects bonus earned in fiscal year, but paid in the following fiscal year.

     The following summary table sets forth information concerning grants of stock options made during the fiscal year ended March 31, 2001 to the Company's Chief Executive Officer.

OPTION GRANTS IN LAST FISCAL YEAR

                              PERCENT OF TOTAL
                    OPTIONS   OPTIONS GRANTED     EXERCISE       EXPIRATION
NAME                GRANTED   IN FISCAL YEAR        PRICE           DATE
----                -------   ----------------    --------       ----------
L. Schmieder         4,000           4%             $5.50        June 26, 2010

COMPENSATION OF DIRECTORS

     On October 3, 1996, the Company adopted a new nonqualified performance stock option plan for the benefit of the Company's outside Directors. The plan provides that the outside Directors will receive grants to be determined and approved by the Company's inside directors and not to exceed 20,000 options per year per director. Under the terms of the plan, the options are exercisable for a term of ten years, and during such term are exercisable as follows: 25% after each year, and 100% anytime after the fourth year until the end of the tenth year. The purchase price of the common stock will be equal to 100% of the closing bid price of the common stock on the over-the-counter market on the date of grant.

     On June 26, 2000, the Company's two outside directors were granted options to purchase 4,000 shares of common stock at $5.50 per share. The Company's two inside directors each were granted options to purchase 4,000 shares of common stock at a price of $5.50 per share.

     Currently, all outside directors receive cash compensation of $500 for each Board of Directors meeting attended in person.

INCENTIVE STOCK OPTION PLANS

     The Company has adopted three incentive stock option plans, approved by the shareholders of the Company in September 1984, October 1989 and November 1993, respectively, for the benefit of the Company's employees. The plans are administered by the non-participating members of the Board of Directors, who select the optionees and determine the terms and conditions of the stock option grant. The exercise price for options granted under the plans cannot be less than the fair market value of the stock at the date of grant or 110% of such fair market value with respect to options granted to any optionee who holds more than 10% of the Company's common stock. Options are not exercisable until one year after the date of grant and expire five years after the date of grant. All outstanding options are subject to vesting provisions whereby they become exercisable over a four-year period. The plans authorize options to purchase up to 200,000, 300,000 and 300,000 shares of common stock, respectively.

     On October 21, 1999, the Company adopted a new stock compensation plan. The purpose of the plan is to encourage ownership of the Common Stock of the Company by certain officers, directors, employees and certain advisors of the Company in order to provide incentive to promote the success and business of the Company. A total of 300,000 shares of Common Stock have been reserved for issuance under the plan and are subject to terms as set by the Compensation Committee of the Board of Directors at the time of grant.

     As of March 31, 2001, options to purchase a total of 308,000 shares were outstanding, at exercise prices ranging from $3.75 to $7.00 per share. Further, as of March 31, 2001, options to purchase an aggregate of 343,834 shares remained available for grant under the Company's stock option plans. The plan adopted in September 1984 was terminated effective June 1, 1993. Options were granted during the fiscal year ended March 31, 2001, pursuant to the Company's incentive stock option plans, to each of the Company's executive officers. Options to purchase 6,000 shares at $5.50 per share were granted to Mr. Steven
W. Peterson, Vice President-Finance. Mr. Luke R. Schmieder, President, and Mr. Paul D. Duke, Vice President, were granted options to purchase 4,000 shares at $5.50 per share.

RETIREMENT PLAN

     The Company has adopted a 401(k) plan for the benefit of its officers and employees. Subject to certain restrictions, a participant may defer up to 15% of their gross compensation into the plan. The Company currently matches up to 6% of the participant's contribution at a rate of 50% of the contribution. The plan also allows for additional contributions by the Company at its discretion.

                 RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUTANTS

     Ehrhardt Keefe Steiner & Hottman PC, Denver, Colorado, conducted the audits of the Company's accounting records since 1986 and the Board of Directors expects to engage the same firm to audit the Company's accounting records for the fiscal year ending March 31, 2002.

     A representative of Ehrhardt Keefe Steiner & Hottman PC will attend the Annual Meeting of Shareholders and will have the opportunity to make a statement if he so desires. This representative will be available to respond to appropriate shareholder questions at that time.

AUDIT FEES

     Ehrhardt Keefe Steiner & Hottman PC's fees for the Company's 2001 annual audit and reviews of the Company's quarterly financial statements were approximately $37,293.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ehrhardt Keefe Steiner & Hottman PC did not render any services to the Company in 2001 with respect to financial information systems design and implementation.

ALL OTHER FEES

     Ehrhardt Keefe Steiner & Hottman PC's fees for all other services to the Company for 2001 were approximately $26,009.


                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of two non-employee directors of the Company. All members are independent as defined under the National Association of Securities Dealers' listing standards. The Committee held two meetings during fiscal year 2001. The Audit Committee operates under a written charter adopted by the Company's Board of Directors, which is included in this proxy statement as Appendix A.

     In connection with the March 31, 2001 financial statements, the Audit Committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61; (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and (4) discussed with the independent accountant their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                          H. Stuart Campbell, Chairman
                                Michael T. Brooks



                    PROPOSALS OF SHAREHOLDER FOR PRESENTATION
                     AT NEXT ANNUAL MEETING FOR SHAREHOLDERS

     Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive offices by the end of the fiscal year March 31, 2002. The proponent must be a record or beneficial owner entitled to vote at the next Annual Meeting on his proposal and must continue to own such security entitling him to vote through the date on which the Meeting is held.


                                  ANNUAL REPORT

     The Annual Report to Shareholders concerning the operations of the Company during the fiscal year ended March 31, 2001, including audited financial statements for the year then ended, has been distributed to all record holders as of the record date. The Annual Report is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting material.


                                 OTHER BUSINESS

     Management of the Company is not aware of any matters which are to be presented at the Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgement.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2001, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED COMMON STOCK OF THE COMPANY LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON JANUARY 30, 2002. ANY REQUEST BY A SHAREHOLDER FOR THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE MAILED TO THE COMPANY'S SECRETARY, MESA LABORATORIES, INC., 12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO 80228.

     The above notice and Proxy Statement are sent by order of the Board of Directors.

                                        Steven W. Peterson
                                        Secretary



February 5, 2002

                                   APPENDIX A

                      CHARTER OF THE AUDIT COMMITTEE OF THE
                             MESA LABORATORIES, INC.
                               BOARD OF DIRECTORS

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of Mesa Laboratories, Inc., a Colorado corporation shall be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the Board's attention.

COMPOSITION:

     Except as discussed herein, the Committee shall be comprised of two or more "independent" members of the Board, each of whom is able to read and understand fundamental financial statements. A member of the Board is independent only if he or she has no relationship to the Company that may interfere with the exercise of his or her independent judgment. The members of the Committee and its Chairman will be appointed by and serve at the discretion of the Board.

FUNCTIONS AND AUTHORITY:

     The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time. The Committee shall be obligated, and shall have the full power and authority, to carry out the following responsibilities:

1. To recommend annually to the full Board the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year.

2. To receive a formal written statement from the Company's independent auditors delineating all relationships between the auditors and the Company.

3. To review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid.

4. To instruct the independent auditors that the independent auditors are accountable to the Board and the Committee as stockholder representatives, and that the Committee has the responsibility to select evaluate, and where appropriate, replace the independent auditors.

5. To have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements.

6. To meet separately with management and the independent auditors, upon completion of their audit, to review and discuss the Company's financial results for the year, as reported in the Company's financial statements, or other disclosures.

7. To evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

8. To consult with the independent auditors and discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

9.   To review and update the Committee's Charter annually.

10. To investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between the Company and any employee, officer or member of the Board of the Company, or affiliates of the foregoing.

11. To perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

MEETINGS AND PROCEDURAL MATTERS:

     The Committee will hold at least two regular meetings per year and additional meetings as the Chairman or Committee deems appropriate. The Committee will meet at such time as shall be determined by its chairperson, or upon the request of any two of its members. The agenda of each meeting will be prepared by the Secretary of the Committee and, whenever reasonably practicable circulated to each member prior to the meeting date. The Chief Executive Officer or the Chief Accounting Officer may attend any meeting of the Committee, except for portions of the meetings where their presence would be inappropriate, as determined by the Committee Chairman.

     One-third of the members, but not less than two members, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Chairperson will preside, when present at all meetings of the Committee. The Committee may meet by telephone or video conference and may take action by written consent. Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the committee and the Secretary of the Company. The Chairperson of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                     PROXY
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                            MESA LABORATORIES, INC.
                      TO BE HELD THURSDAY, MARCH 14, 2002

    The undersigned hereby appoints Luke R. Schmieder as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Mesa Laboratories, Inc. held of record by the undersigned as of the close of business on January 30, 2002, at the Annual Meeting of Shareholders to be held on Thursday, March 14, 2002, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS


/ /        FOR all nominees listed below                          / /        WITHHOLD AUTHORITY
           (except as marked to the contrary below)                          (to vote for all nominees listed below)

L. Schmieder, P. Duke, H.S. Campbell, M. Brooks
(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)

--------------------------------------------------------------------------------
2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Meeting, or any adjournment or postponement thereof.

    It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1).

    The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

    Please sign exactly as name appears below. When shares are held joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated: ---------------------------
                                            -----------------------------------------------------------------
                                                                                                    Signature
                                            -----------------------------------------------------------------
                                                                                    Signature if held jointly

                                        PLEASE MARK, SIGN, DATE AND RETURN
                                        THE PROXY CARD PROMPTLY USING THE
                                        ENCLOSED ENVELOPE

/ /  PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.